UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 26, 2005

Date of report (date of earliest event reported)

EMISPHERE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-10615

(Commission File Number)

13-3306985

(I.R.S. Employer Identification Number)

765 Old Saw Mill River Road, Tarrytown, New York	10591

(Address of principal executive offices)	(Zip Code)

914-347-2220

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 8.01 Other Events.

On September 26, 2005, Emisphere Technologies, Inc. (the “Company”) announced that it has consummated a $15 million senior secured loan transaction with MHR Fund Management, LLC and entities affiliated with it (collectively, “MHR”).  Subject to the approval of the Company’s stockholders, at MHR’s election, the Company will exchange the senior secured promissory note issued to MHR in the secured loan transaction for a senior secured convertible note convertible into shares of the Company’s common stock in accordance with the terms thereof.

The Company’s press release announcing the consummation of the senior secured loan transaction is attached hereto as Exhibit 99.1.  The Company intends to file a supplemental Current Report on Form 8-K within four business days of the date hereof in order to describe the transaction in further detail and to include the principal transaction documents as exhibits thereto.

Neither this Current Report on Form 8-K nor any of the exhibits attached hereto are intended to be a proxy solicitation. The information contained in this Current Report on Form 8-K and the exhibits attached hereto is summary in nature and does not provide all of the important information with respect to senior secured loan transaction or the other transactions contemplated thereby including, without limitation, the potential issuance of the convertible note.

The Company will file a proxy statement and other documents with the Securities and Exchange Commission (the “SEC”) in order to seek stockholder approval of the issuance of the convertible note and certain other matters contemplated by the senior secured loan transaction. The Company’s stockholders are encouraged to read the proxy statement when it becomes available because it will contain important information. A definitive proxy statement will be sent to the Company’s stockholders. Investors and security holders may obtain a copy of the proxy statement, when it is available, and any other relevant documents filed by the Company with the SEC, for free at the SEC’s website at www.sec.gov, and at the Company’s website, www.emisphere.com. Copies of the proxy statement and other documents filed by the Company with the SEC may also be obtained free of charge by directing requests to the Company’s Investor Relations department, 765 Old Saw Mill River Road, Tarrytown, New York  10591.

The Company and its directors, executive officers, and certain of its employees may be deemed to be participants in the solicitation of proxies of the Company’s stockholders. These individuals may have an interest in the proposed issuance of the convertible note, the related issuance of common stock, or both. A list of the names, affiliations, and interests of the participants in the solicitation will be contained in the proxy statement relating to these transactions that will be filed with the SEC.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

Exhibit 99.1	Press Release of Emisphere Technologies, Inc. dated September 26, 2005.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMISPHERE TECHNOLOGIES, INC.

Date: September 26, 2005	By:	/s/ Michael Goldberg

	Name:	Michael Goldberg, M.D.
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press Release of Emisphere Technologies, Inc. dated September 26, 2005.

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